EXHIBIT 10.39

9/25/2006

[Portions of this Exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A copy of this Exhibit with the portions intact has been filed separately with the Securities and Exchange Commission.]

MASTER AGREEMENT

THIS MASTER AGREEMENT, made and entered into this, by and between SELECT COMFORT CORPORATION, a corporation organized and existing under the laws of the state of Minnesota, hereinafter referred to as “Buyer” and XXXXXXXX, organized under the laws of XXXXXXXX, hereinafter referred to as “Seller”.

[Portions of this recital have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A copy of this Exhibit with this recital intact has been filed separately with the Securities and Exchange Commission.]

WINTNESS:

WHEREAS, Buyer is a user of the goods hereinafter described and desires to establish a formal relationship for the purchase from Seller of such goods; and

WHEREAS, Seller is the manufacturer and supplier of such goods and is willing to provide and sell them to Buyer, all upon the terms and conditions hereinafter stated.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein set forth, the parties hereby agree as follows:

ARTICLE 1.

DEFINITIONS

For purposes of this Agreement, the following terms, word and phrases, where written with an initial capital letter, shall have the following meanings:

1.1	“Products” shall mean the air chambers manufactured by Seller according to the Master Specification Exhibit III attached;

1.2

“Improvements” shall mean modifications and/or enhancements to the design of products owned by Buyer, developed by either party during the term of this Agreement as per the Master Specification Exhibit III attached.

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ARTICLE 2.

SUPPLY AND PURCHASE

During the term of this Agreement, Buyer agrees to purchase from Seller, and Seller agrees to supply to Buyer, at the prices determined in accordance herewith, and subject to the terms and conditions hereinafter set forth, the annual minimum volumes of Products set forth in Exhibit IV as defined by Exhibit III, Master Specification attached hereto from Seller

2.1

Seller agrees that all air chamber “Products”, as specified in Exhibit III, shall be delivered exclusively to Buyer or a company designated by the Buyer. All inquiries that Seller receives on a worldwide basis relative to Buyer’s air chamber “Products” as specified in Exhibit III, shall be directed to Buyer.

ARTICLE 3.

ORDERS, DELIVERY AND MODIFICATION OF PRODUCTS

3.1

Purchase Orders. Buyer shall submit purchase orders for the Products a minimum of 14 days prior to the requested delivery date. The delivery date is the date the order is expected to leave the factory en-route to the FOB point. Seller shall advise within 2 business days of receipt of the order if they are unable to fulfill the order as requested. All purchase orders shall be mutually executed in accordance with the terms and conditions of this Agreement and at the prices established herein.

3.2

Delivery of Products. Seller shall deliver the Products within the times specified on the individual purchase orders, in the quantities specified on the individual purchase orders and at the prices specified herein, all in accordance with Buyer’s instructions and Master Specifications (Exhibit III). Buyer reserves the right to adjust the mix of the product with a minimum of 14 days notice from the requested delivery date.

3.3

Stock outs:      Buyer shall reserve the right to assert claims for actual costs incurred due to the Seller’s failure to deliver the product against a confirmed purchase order on the confirmed ship date. All claims shall be submitted in writing to the Seller and accompanied with supporting documentation. Seller may reserve the right to have the claim audited by an independent 3rd party. This claim shall include, but not be limited to, the following costs: expedited freight, in-bound and out-bound, sales lost due to Buyer’s inability to meet the 7-10 day delivery commitment to our Customers, or any additional handling or overtime costs incurred as a result of the late delivery.

3.4

Shipping Terms. The initial shipping term for Products delivered by Seller to Buyer pursuant to this agreement shall be the shipping term set forth in Exhibit I. Such shipping term may be changed by the parties upon mutual agreement in

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writing at any time during the term of this agreement. The shipping terms stipulated by the Parties shall be interpreted in accordance with the terms of the Incoterm 2000 defined by the International Chamber of Commerce. In the event of a change in the shipping term, the parties shall adjust the prices for Products set forth in Exhibit I to reflect the changed shipping term.

3.5	Packaging and shipping will be done according to the Master Specification (Exhibit III) and Buyers instructions that will be in conformity with the other paragraphs of the Agreement.

ARTICLE 4.

QUALITY OF PRODUCTS

The quality of all Products delivered by Seller shall be in accordance with the Quality Requirements and Acceptance Criteria, Exhibit II.

ARTICLE 5.

COOPERATION

The parties agree to cooperate in value engineering and product development efforts relating to quality improvement and cost reduction of the Products. Such efforts shall take the form and extent as mutually agreed to by the parties in writing. A cost sharing formula for any savings achieved by these efforts shall be mutually determined and the unit pricing established under Exhibit I shall be revised accordingly to reflect such savings. It is Buyer’s expectation that the Seller take a lead role in investigating and presenting new material and process improvements in the air chamber technology.

ARTICLE 6.

PRICES AND PAYMENT

Prices and Adjustments. The pricing to be paid by the Buyer for the Products purchased hereunder shall be the prices set forth in Exhibit I attached hereto. In addition to any changes to such prices pursuant to Paragraph 3.4, such prices may be subject to adjustments as agreed to by the parities. A minimum of 60 days written notice is required prior to the effective date of the requested price adjustment. The adjusted price shall be guaranteed for a minimum of 6 (six) months from the effective date of the price adjustment. Such adjusted prices shall be substituted for the prices set forth in Exhibit I, and a new Exhibit I, as so modified shall be attached to this Agreement.

6.1

Payment Terms. Payment for delivered Products shall be made via a wire transfer by Buyer in United States Dollars thirty (30) days from the date of the Bill of Lading for Products ordered and delivered. Such payment terms may be changed by the parties upon mutual agreement in writing at any time during the term of this agreement.

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6.2

Late Payments. If the Buyer is in delay of payment to the Seller, Seller reserves the right to assert a claim to the buyer for interest incurred at the rate of 0.05% per day for each day payment is delayed beyond the original due date of the invoice.

6.2.1

In the event that payment is delayed beyond 30 days from the original due date of the invoice, Supplier reserves the right to withhold confirmed shipments to the Buyer until payment for outstanding invoices is received by the Seller.

ARTICLE 7.

TAXES

Except as otherwise provided in this Agreement Seller shall be responsible for and shall pay any and all (a) export duties, (b) gross receipt, income and pre-sale taxes and (c) other governmental charges which relate to the production, delivery and sale of the Products, as such are now or may hereafter be imposed under or by any state, local or municipal governmental authority or agency in the XXXXXXXX. Seller shall not be responsible and shall not pay any taxes or charges as outlined in above levied after delivery to Buyer.

[A portion of this Article has been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A copy of this Exhibit with this Article intact has been filed separately with the Securities and Exchange Commission.]

ARTICLE 8.

ACCEPTANCE AND WARRANTY

8.

Buyer shall accept all Product that meets the Select Comforts Air Chamber, Rubber/Cotton Vulcanized, Test and Inspection Specification SP-004, conducted at the Seller site prior to shipment to Buyer. Buyer may forego inspection at the point of receipt or in-coming and/or in-process quality acceptance tests at the time the products are being prepared for shipment to Buyer’s customers at its principal place(s) of business in Minneapolis, Minnesota; Irmo, South Carolina; and, Salt Lake City, Utah. Buyer and Seller shall agree to a quality discount percentage that will be applied to invoices at the time the Product ships from the Seller to Buyer. This quality discount XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXX. The quality discount will be reviewed at least every XXXXXX and adjusted based on the last XXXXXX activity. A review of the quality discount will be warranted prior to XXXXXX in the event the quality discount average varies more than XXXXXX from the established quality discount over any XXXXXX period. In the event of a change in the quality discount, Exhibit II will be updated to reflect the revised quality discount.

[A portion of this Article has been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A copy of this Exhibit with this Article intact has been filed separately with the Securities and Exchange Commission.]

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8.1.1.

Seller warrants to the Buyer from the date of delivery of the Products to the Buyer in accordance with Section 3.2 of this Agreement that all Products sold hereunder shall (i) be free from any defects in material or workmanship and be of good and merchantable quality, (ii) conform to Buyer’s specifications to any sample or prototype approved by Buyer and (iii) comply and have been produced, processed and delivered in conformity with Article 4 herein for the period defined in the warranty schedule contained in Exhibit II, Quality Requirements and Acceptance.

8.1.2.

The foregoing warranties shall survive inspection of, delivery of and payment for the Products and shall run in favor of Buyer and its customers. If Seller breaches any of the foregoing warranties during the term of the warranty period specified in Exhibit II, or if Seller fails to perform or comply with any provision of this Agreement, Seller shall be liable to Buyer for any and all costs, expenses (including reasonable attorneys’ fees, court costs and litigation expenses) and damages arising therefrom.

ARTICLE 9.

PROPRIETARY RIGHTS

9.1

Buyer retains all proprietary rights in and to all designs of the air chambers, as specified in the Master Specification, Exhibit III. The Seller agrees to continuously undertake efforts concerning the quality improvements of the Products taking into consideration the market requirements and the economical production.

9.2

The Seller agrees to continue to make process and development improvements to the product according to special requests made by Buyer. Such improvements are made for consideration on basis of mutual written agreements of the parties. The costs of these development activities are to be borne as agreed upon in writing by both parties prior to the actual development activities.

9.3	Seller retains all proprietary rights in and to all engineering details and other data pertaining to its manufacturing technology and processes.

ARTICLE 10.

TRADEMARKS

Nothing contained in the Agreement will be deemed to grant either party any right or interest in the trademarks, trade name, service marks, proprietary words, or symbols which the other may have adopted or used at any time in the course of its business.

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ARTICLE 11.

CONFIDENTIALITY

Each party agrees that all information disclosed to it or any of its affiliates by other, whether verbally or in writing, shall be presumed to be proprietary and confidential to such party, unless otherwise stated in writing. Each party shall prevent the disclosure of any such proprietary information in strictest confidence absent service of compulsory process. Each party shall not during the term of this Agreement or thereafter, use any such proprietary information for any purpose other than as specifically set forth in the Agreement.

ARTICLE 12.

COMPETITIVE ACTIVITIES

During the term of this Agreement, Seller will not participate in the management or operations of any enterprise engaged in activities in competition with the business of Buyer.

ARTICLE 13.

TERM AND TERMINATION

13.1

Term of Agreement. This agreement shall take effect as of the date hereof and shall continue in full force and effect for a period of (5) years and thereafter shall be automatically renewed for successive terms of (1) one year each. Either party may provide written notice to the other party at least 365 days prior to the expiration of the initial term or any renewal term of its desire not to renew this Agreement upon the expiration of the relevant term.

13.2	Termination. This Agreement may be terminated only in accordance with the following provisions:

13.2.1	This Agreement may be terminated at any time upon the mutual written consent of the parties hereto;

13.2.2

Either party hereto may terminate this Agreement by giving notice in writing to the other party in the event that the other party is in material breach of this Agreement and shall have failed to cure such breach within (30) thirty days of receipt of written notice thereof from the first party specifying the nature of the breach; or

13.2.3

Either party hereto may terminate this Agreement at any time by giving notice in writing to the other party, if (1) the other party at any time (i) file or have filed against it a petition of any type as to its bankruptcy, (ii) be adjudged bankrupt or insolvent, (iii) make and assignment for the benefit of its creditors, or (iv) go into liquidation receivership; (2) a trustee, receiver or other equivalent officer is appointed for the other party by any

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court or governmental authority or any third party to administrator or liquidate, who is not dismissed within (60) sixty days of the date of appointment; or (3) dissolution proceedings are commenced by or against the other party, which are not dismissed within (60) sixty days of commencement.

13.2.4	This Agreement may be terminated by Buyer or Seller with a minimum of (365) three hundred sixty five days written notice if either party discontinues using the Products in its business.

13.2.5	This Agreement may be terminated by the Buyer with immediate effect upon the Buyer providing the Seller with notice of such termination in the event of any of the following:

a)          The Seller fails to meet the quality standards specified in Exhibit II in any material respect for a period of at least 90 consecutive days. The termination right pursuant to this Section 13.2.5(a) shall be exercised as follows. If at any time during the term of this Agreement the Buyer becomes aware of a material failure of the quality standards as specified in Exhibit II, it shall immediately notify the Seller in writing, clearly specifying the failure of quality standards and providing a 90-day period to the Seller for remedy. For the avoidance of any doubt, it is agreed that Exhibit II shall specify which quality failures are considered material. Upon receipt of such written notice from the Buyer, the 90-day period for remedy and improvement in quality commences. If the Seller fails to comply in a material respect with the quality standards specified in Exhibit II within that 90-day period, the Buyer is entitled to serve termination notice pursuant to this Section 13.2.5 upon the lapse of the period;

b)          The Seller repeatedly and for a period of at least 60 consecutive days fails to meet the delivery requirements specified in Section 3.2 (and Exhibit III respectively). The termination right pursuant to this Section 13.2.5(b) shall be exercised as follows. If at any time during the term of this Agreement the Buyer becomes aware of a failure of the Seller to meet the respective delivery requirements pursuant to Section 3.2 (and Exhibit III respectively), it shall immediately notify the Seller in writing, clearly specifying the failure of the Seller to meet the delivery requirements and providing a 60-day period to the Seller for remedy. Upon receipt of such written notice from the Buyer, the 60-day period for remedy and improvement in delivery commences. If the Seller fails to meet the delivery requirements specified in Section 3.2 (and Exhibit III respectively) with respect to the supplies provided to the Buyer within that 60-day period, the Buyer is entitled to serve termination notice pursuant to this Section 13.2.5 upon the lapse of the period.

13.2.6	Upon the lapse of three (3) years from the date of conclusion of this Agreement, this Agreement may be terminated by the Buyer with a

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minimum of (365) three hundred and sixty-five days’ written notice in the event that the Seller ceases to be cost competitive. The termination right pursuant to this Section 13.2.6 can be exercised as follows:

a) If the Buyer obtains at least two (2) legally binding offers from third parties, which are not parties related to the Buyer, offering to supply products (i) identical to the products offered by the Seller; and (ii) under at least equal terms with regard to quality, delivery and volume of supplies for the delivery of the products; and (iii) with at least an equal volume of supplies as anticipated and agreed in Exhibit IV until the end of this Agreement, and (iv) for prices that are at least 10% lower than the prices provided by the Seller. The Buyer shall notify the Seller of any such competitive offers. Upon receipt of such written notice from the Buyer, the Seller shall have a period of 90-days in which to respond with a competitive offer. If the Seller fails to provide or is unable to provide such an offer deemed to be competitive by the Buyer as per the conditions described in this Section 13.2.6.a, the termination right pursuant to Section 13.2.6 may be excercised by the Buyer.

b) It is agreed that the termination notice must contain copies of the offers stipulated in Section 13.2.6.

13.2.7

This Agreement may be terminated by the Buyer or Seller with a minimum of (365) three hundred and sixty-five days’ written notice in the event that (i) there is a Change of Control of the Seller or Buyer, and (ii) such Change of Control has Negative Consequence on the respective business of the Buyer or Seller.

a) For the purposes of this Section, the term “Change of Control” means the acquisition by any person or entity or group of affiliated persons or entities of more than twenty-five percent (25%) of the voting rights in the Seller or Buyer respectively. For the purposes of this Section, the term “Negative Consequence” means a situation in which the Change of Control may result in (i) a substantial deterioration in the financial ability of the Seller or Buyer to meet the terms of this Agreement, or (ii) a direct competitor of the Buyer (in the case of a Change of Control of the Seller) becoming an owner or person exercising voting rights in the Seller.

b) Upon the occurrence of a Change of Control, the Seller or Buyer respectively are obliged to notify the other party in writing about the Change of Control, providing, in particular, the details on the person or legal entity taking control within the meaning of a Change of Control. If the Buyer or Seller does not use its right to terminate the Agreement within the period of 30 days after the notification of the Change of Control, the right to terminate on the basis of the notified Change of Control expires. For the avoidance of any doubt, the termination right pursuant to

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this Section 13.2.7 does not arise if the Change of Control is a result of the internal restructuring of the group of the Seller or Buyer respectively.

c) It is agreed that before the Seller or Buyer exercise the right to terminate pursuant to this Section 13.2.7, the parties will exert their best efforts to explain and potentially remedy the potential Negative Consequences which the Change of Control may have on this Agreement.

d) In any event this Agreement can be terminated by Seller of Buyer, with immediate effect upon the Buyer providing the Seller with notice of such termination in the event that the person or legal entity which acquires any share of the voting rights in the Seller or Buyer respectively, is resident in the countries which are listed on the list of US government of the countries [with which the trading is restricted].

13.3	Rights and Obligations on Termination. In the event of the termination of this agreement, the parties hereto shall have the following rights and obligations:

13.3.1	The obligations of Seller and Buyer under the terms of Sections 4, 7, 8, 9, 10 and 11 hereof shall survive the termination of this Agreement.

13.3.2

Within (20) twenty days after the termination of this Agreement, each party shall either return to the other any and all proprietary or provide a written certification of destruction of such confidential information in its possession or under its control.

13.3.3

Termination or expiration of this Agreement shall not release either party from the obligation to make payment to the other party of all amounts then and thereafter due payable under this Agreement within (30) thirty days of termination.

ARTICLE 14.

FORCE MAJEURE

14.1

Definition. Force Majeure shall mean any event or condition, not existing as of the date of signature of this Agreement, not reasonably foreseeable as of such date and not reasonably within the control of either party, which prevents in whole or in material part the performance of such obligations so difficult or costly as to make such performance commercially unreasonable. Without limiting the foregoing, the following shall constitute events or conditions of Force Majeure: acts of State or, governmental action, riots, disturbance, war, strikes, lockouts, slowdowns, prolonged shortage of energy supplies, epidemics, fire, flood, hurricane, typhoon, earthquake, lightning and explosion.

14.2

Notice. Upon giving notice to the other party, a party affected by an event of Force Majeure shall be released without any liability on its part from the performance of its obligations under this Agreement, except for the obligation to

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pay any amounts due and owing hereunder, but only to the extent and only for the period that its performance of such obligations is prevented by the event of Force Majeure. Such notice shall include a description of the nature of the event of Force Majeure, its cause and possible consequences. The party claiming Force Majeure shall promptly notify the other party to the terminations of such event.

14.3

Suspension of Performance. During the period that the performance by one of the parties of its obligations under this Agreement has been suspended by reason of an event of Force Majeure, the other party may likewise suspend the performance of all or part of its obligations hereunder.

ARTICLE 15.

DISPUTES AND GOVERNING LAW

15.1

Disputes. The parties hereto shall submit any disputes arising under this Agreement to arbitration. Such arbitration proceedings shall be conducted in English and shall be carried on in the city of Vienna, Austria or any other place mutually agreeable to the Parties, under the UNCITRAL Arbitration Rules. Judgement upon the award rendered by the arbitrator in favor of the prevailing party, which shall include an award for the payment of costs, attorneys’ fees and expenses of the arbitration proceedings, may be entered in any court of competent jurisdiction and assets may be attached in any country in the world pursuant to such judgement.

ARTICLE 16.

GENERAL TERMS AND CONDITIONS

16.1

Relationship. This Agreement does not make either party hereto the employee, agent or legal representative of the other party for any purpose whatsoever. Neither party hereto is granted any right or authority to assume or to create any obligation or responsibility, expressed or implied, on behalf of or in the name of the other party. In fulfilling its obligations pursuant to the Agreement, each party hereto shall act as an independent contractor.

16.2

Assignment. Each party shall not assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other party. This Agreement and the rights and obligation arising hereunder shall not be affected by any change in the corporate structure of ownership of the parties.

16.3

Notices. All notices permitted or required to be given hereunder shall be delivered personally or sent by telecopy or registered or certified air mail, postage prepaid, return receipt requested, addressed to the addresses of the parties hereto as set forth above or to such other addresses as the given parties may designate by like notice from time to time. Notices so given shall be effective (a) upon the date of personal delivery, (b) if sent by telecopy, concurrently with the transmission thereof if the sender’s machine produces a transmission report without notice of a

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communication fault, (c) on the (3rd) third business day following the date on which such notice is mailed by registered or certified air mail.

16.4

Entire Agreement. This Agreement, including the Exhibits attached hereto and by this reference made an integral part hereof, constitute the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and supersede all previous proposals, verbal or written, expressed or implied, and all negotiations, conversations or discussions heretofore between the parties hereto related to the subject matter of this Agreement.

16.5	Amendment. This Agreement shall not be deemed or construed to be modified, amended, rescinded, canceled or waived, in whole or in part, except by written statement signed by both parties hereto.

16.6

Severability. In the event that any of the terms of this Agreement are in conflict with any rule of law or statutory provision or otherwise unenforceable under the laws or regulations of any government or subdivision thereof, such terms shall be deemed stricken from this Agreement, but such invalidity or unenforceability of any such provisions hereof does substantial violence to, or where the invalid or unenforceable provisions comprise an integral part of, or otherwise inseparable from, the remainder of this Agreement.

16.7

Compliance with Applicable Laws. The parties to this Agreement shall at all times conduct their activities hereunder in accordance with all applicable federal, state and local laws, rules and governmental regulations.

16.8

Waiver. No failure by either party hereto to take any action or assert any right hereunder shall be deemed to be a waiver of such right in the event of the continuation or repetition of the circumstances giving rise to such right.

16.9

Counterparts. This Agreement may be executed in (2) two or more counterparts in the English language, each of which shall be deemed an original, but all of which shall constitute (1) one and the same instrument.

16.10

Remedies Cumulative. Each of the right and remedies of the parties set forth in this Agreement shall be cumulative with all other rights and remedies, as well as with all rights and remedies of the partied hereto otherwise available at law or in equity.

16.11

Indemnification. Each party shall indemnify the other and hold it harmless from and against any and all costs including reasonable attorneys’ fees, court costs and litigation expenses, losses, expenses and damages incurred by the other party in connection with any claim or cause of action brought by any third person or part against it which, in whole or in part is based upon or arises out of any breach of any of its obligations hereunder.

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16.12

Captions. The captions of Articles and Sections of this Agreement are included for convenient reference only, shall not be construed as part of this Agreement and shall not be used to define, limit, extend or interpret the terms hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first written above.

SELECT COMFORT CORPORATION		XXXXXXXXX

By	/s/ XXXXXXXXX	By	/s/ XXXXXXXXX

Title	VP Supply Chain	Title	Vice Chairman of Board of Directors

Date:	9/25/06	Date:	3.10.06

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EXHIBIT I

Product Part Number, Description, and Pricing

The following prices shall be in effect from January 1, 2007 through December 31, 2009 providing that the Buyer comply the volume requirements and/or that the parties mutually agree to change the minimum volume requirements in accordance with Exhibit IV. These prices shall be valid for 2010 and 2011 only for the volumes in the amount of XXXXXX pcs in 2010 and in the amount of XXXXXX pcs in 2011. In case the Buyer shall take delivery of the goods in 2010 and 2011 above XXXXXX pcs in 2010 and XXXXXX pcs in 2011, the prices for this over-production shall be stipulated by the Parties based on the deviation between up-to-date exchange rate in the given year, and the basic exchange rate which was used for the determination of below mentioned prices on the level of 1.00 USD = XXXXXX. Prices below are shown in USD.

Part	2006	2007 – 2009	2010 – 2011
Number	Description	Prices	Prices	Prices

100133	Mini	XXXXX	XXXXX	XXXXX
100270	Twin	XXXXX	XXXXX	XXXXX
100271	Full	XXXXX	XXXXX	XXXXX
100272	Single Queen	XXXXX	XXXXX	XXXXX
100273	Dual Queen	XXXXX	XXXXX	XXXXX
100274	Eastern King	XXXXX	XXXXX	XXXXX
100275	Cal King	XXXXX	XXXXX	XXXXX
100276	TXL	XXXXX	XXXXX	XXXXX
100277	Super Single	XXXXX	XXXXX	XXXXX
100278	Super Queen	XXXXX	XXXXX	XXXXX
100279	Super King	XXXXX	XXXXX	XXXXX
100281	Euro	XXXXX	XXXXX	XXXXX
105757	Expanded Queen	XXXXX	XXXXX	XXXXX
105758	Cosmetic Twin	XXXXX	XXXXX	XXXXX
105759	Cosmetic Full	XXXXX	XXXXX	XXXXX
105760	Cosmetic Dual Queen	XXXXX	XXXXX	XXXXX
105761	Cosmetic Eastern King	XXXXX	XXXXX	XXXXX
106433	Grand King	XXXXX	XXXXX	XXXXX
106811	TXL Dual Inlet	XXXXX	XXXXX	XXXXX
106812	Single Queen Dual Inlet	XXXXX	XXXXX	XXXXX
106813	Dual Queen Dual Inlet	XXXXX	XXXXX	XXXXX
106814	Exp Queen Dual Inlet	XXXXX	XXXXX	XXXXX
106815	Eastern King Dual Inlet	XXXXX	XXXXX	XXXXX
106816	Cal King Dual Inlet	XXXXX	XXXXX	XXXXX
107099	Sleeper Sofa	XXXXX	XXXXX	XXXXX
107173	Grand King Dual Inlet	XXXXX	XXXXX	XXXXX
107325	FXL	XXXXX	XXXXX	XXXXX

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108050	Cosmetic Exp Queen	XXXXX	XXXXX	XXXXX
108051	Cosmetic Cal King	XXXXX	XXXXX	XXXXX

Delivery/Shipping Terms

FOB German – Bremerhaven or Hamburg Ocean Port, full 20’ or 40’ container delivered

Prices are determined and valid in relation to volumes said in EXHIBIT IV.

Both parties reserve the right to open price negotiations as per Article 6 of the long term Agreement in case of considerable change of prices of basic materials, energy, fuels, and transport costs.

[A portion of this Exhibit I has been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A copy of this Exhibit with the portions intact has been filed separately with the Securities and Exchange Commission.]

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EXHIBIT II

Quality Requirements and Acceptance Criteria

The Buyers engineering specifications and engineering drawing requirements take precedence over other requirements communicated to the Seller, whether such requirements are verbal or written, except where a Deviation From Specification (DFS) is approved and issued to the Seller by the Buyer.

The Seller shall review pre-production, prototype, first-piece, sample, or other initial part or product, with the Buyer. This review shall include representative samples, process data, and inspection and test data, for the purpose of determining if the part or product meets the Buyers engineering specifications and engineering drawing requirements, as well as safety and other regulatory requirements specific to the part or product supplied.

Either Seller or Buyer may initiate a DFS where there is a realized need to depart from requirements documented within the Buyers engineering specifications or engineering drawings.

The Seller shall review known part or product deficiencies with the Buyer prior to shipping the part or product to the Buyer. In some instances, Buyer may approve a DFS to allow the Seller to produce deficient parts or products for a limited period of time, or to ship a limited quantity of parts or products exhibiting a known deficiency.

Seller disputes concerning requirements, or whether part or product meets the Buyers engineering specifications or engineering drawing requirements, shall be reviewed and mediated by the Buyers representatives from the Quality Control, Manufacturing Engineering, R&D, and Supply Chain Management departments.

The Seller shall install appropriate controls and methods to ensure the part or product supplied meets the Buyers engineering specifications and engineering drawing requirements upon final delivery to the Buyer. Seller controls shall be considered for, but not limited to, operations within raw material receiving, work-in-process, finished goods, packaging, and shipping.

Buyer may, at any point, reject part or product that does not meet the Buyers engineering specifications, engineering drawing requirements, or deviated requirements (per an approved and issued DFS). This shall include at the receiving, storage, value-added operations, packaging, shipping, or customer service stages of Buyer’s use, and/or sale of the supplied part or product.

Rejected part or product shall be reviewed by the Buyer with the Seller for the purpose of making a disposition of the part or product. The Seller shall have the opportunity to review rejected part or product, and to dispute the determination of rejection.

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Where a rejection is found to be valid, the Seller shall perform an analysis of the part, product, process, or other element within the Seller’s scope of operations, as necessary, and issue a report of corrective action to the Buyer.

The Seller shall allow buyer representatives to discuss, review, inspect, measure, test, or otherwise evaluate part or product issues with Seller representatives within the Seller’s manufacturing facility(ies), at a Buyer’s facility, or at a mutually agreed upon location. Upon suitable notification to the Seller, Buyer shall be allowed to verify compliance with this agreement, and to perform on-site audits of the Seller’s manufacturing processes related to part or product as specified and purchased by the Buyer.

Seller efforts to improve, cost-reduce, boost efficiencies, or otherwise change the part, product, or the process originally agreed to, shall be reviewed in advance with the Buyer, whether or not this activity has any affect or influence on the part or product meeting the Buyer’s engineering specifications or engineering drawing requirements.

The Seller shall review plans to subcontract to another corporate entity, any part or product the Buyer has contracted with the Seller to supply. This review shall be completed prior to any such subcontracting, and shall include the review and approval by the buyer of the Seller’s quality plan for the subcontracted part or product. In some instances, Buyer will require first piece samples, including inspection and test data, from the subcontractor prior to approval of part or product manufactured by the subcontractor. In any event, the Seller shall remain fully and completely responsible for supplying the part or product to the Buyer’s engineering specification and engineering drawing requirements.

All air chamber testing shall be in accordance with Select Comfort’s Air Chamber, Rubber/Cotton Vulcanized Construction, Test and Inspection Specification SP-004.

Quality Discount percentage: as of September 2006 is XXXXX and shall remain in effect as outlined in Article 8.

Warranty Schedule:

January 1, 2006 and beyond	60 Month warranty period

[A portion of this Exhibit II has been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A copy of this Exhibit with the portions intact has been filed separately with the Securities and Exchange Commission.]

9/25/2006

EXHIBIT III

Master Specifications

(master files)

[The entire contents of this Exhibit III have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A copy of this Exhibit with the contents intact has been filed separately with the Securities and Exchange Commission.]

9/25/2006

Exhibit IV (Revised September 2006)

Forecasted Volume

Fiscal Year	Volume (range of +/- 10%)

2007	XXXXXXX
2008	XXXXXXX
2009	XXXXXXX
2010	XXXXXXX
2011	XXXXXXX

Best effort will be made to submit standard purchase orders that represent 12 equal monthly quantities plus or minus XXXXXXX in any given month.

Fiscal Year means the twelve-month period from January 1 through December 31.

Any changes to the volumes represented above shall be mutually agreed to with a minimum of three months notice prior to the requested change date.

This September 2006 revision to the exhibit reflects previously provided volume information for the years 2007-2009.

XXXXXXX has requested longer term outlook to include 2010- 2011. The figures included for these years above are estimated only based on assumed continued linear growth of XXXXXXX per calendar year XXXXXXX using the revised 2007 figures as the baseline, and should be considered informational only for the purpose requested, and should not be considered firm annual volumes or commitment .

By:_______________

Title:_____________

Date:______________

[A portion of this Exhibit IV has been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A copy of this Exhibit with the portions intact has been filed separately with the Securities and Exchange Commission.]